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SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 11, 2001 (December 5, 2001)

WESTERN POWER & EQUIPMENT CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	0-26230	91-1688446
(State or other jurisdiction incorporation)	(Commission File Number)	(IRS Employer of Identification No.)

6407-B N.E. 117th Avenue, Vancouver, WA 98662
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 360-253-2346

(Former name or former address, if changed since last report.)

Item 1. Changes in Control of Registrant

    Not Applicable.

Item 2. Acquisition or Disposition of Assets

    Not Applicable.

Item 3. Bankruptcy or Receivership

    Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant

  (a)
  Previous independent accountants

    The Board of Directors of Western Power & Equipment Corp. dismissed its independent accountants, PricewaterhouseCoopers LLP on December 6, 2001. The reports of PricewaterhouseCoopers LLP on the consolidated financial statements of Western Power & Equipment Corp. as of July 31, 2001 and 2000 and for the years then ended contained no adverse opinions or disclaimer of opinion and were not otherwise qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports of PricewaterhouseCoopers LLP for each of the past two fiscal years contained an explanatory paragraph expressing substantial doubt regarding the Company's ability to continue as a going concern. In connection with its audits of the consolidated financial statements of Western Power & Equipment Corp. as of July 31, 2001 and 2000 and for the years then ended, and during the interim period between August 1, 2001 and December 6, 2001, there have been no disagreements with PricewaterhouseCoopers LLP on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the consolidate financial statements for such years.

    Western Power & Equipment Corp. has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated December 11, 2001 is filed as Exhibit 16.0 to this Form 8-K.

  (b)
  New independent accountants

    Western Power & Equipment Corp. engaged Moss Adams LLP as its new independent accountants as of December 5, 2001. During the two fiscal years and the subsequent interim period prior to the engagement of Moss Adams LLP on December 5, 2001, Western Power & Equipment Corp. did not consult with Moss Adams LLP regarding the application of accounting principles to any specific transaction, whether completed or proposed; on the type of audit opinion that might be rendered on Western Power & Equipment Corp.'s financial statements; or on any matter that was either the subject of a disagreement or a reportable event.

Item 5. Other Events and Regulation FD Disclosure

    This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed December 10, 2001 to correctly reflect the description of PricewaterhouseCoopers LLP's audit report on the Registrant's financial statements for the prior two fiscal years.

Item 6. Resignations of Registrant's Directors

    Not Applicable.

Item 7. Financial Statements and Exhibits

    None.

Item 8. Changes in Fiscal Year

    Not Applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S

    Not Applicable.

Exhibits.

16.0
PricewaterhouseCoopers LLP letter related to Item 4.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Power & Equipment Corp.
Date: December 11, 2001	By:	/s/ MARK J. WRIGHT Mark J. Wright, Vice President of Finance & Chief Financial Officer

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SIGNATURES